NUVEEN SYMPHONY FLOATING RATE INCOME FUND

SUPPLEMENT DATED MARCH 21, 2013

TO THE PROSPECTUS DATED JANUARY 31, 2013

1.	The description of the Redemption Fee in the “Fund Summaries—Nuveen Symphony Floating Rate Income Fund—Fees and Expenses of the Fund—Shareholder Fees” section is revised to reflect that such fee is applicable to Fund shares redeemed or exchanged within 90 days of acquisition.

2.	The second sentence of the first paragraph of the section “How You Can Buy and Sell Shares—How to Sell Shares—Redemption Fee Policy” is deleted and replaced with the following sentence:

Investors making purchases into the Fund through a systematic investment plan will need to discontinue that plan at least 90 days before redeeming in full in order to avoid the redemption fee on recently purchased shares.

PLEASE KEEP THIS WITH YOUR PROSPECTUS FOR FUTURE REFERENCE

MGN-SFRIP-0313P